UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 4, 2002

                           MIDWEST BANC HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

                          _____________________________


            DELAWARE                      000-29598               36-3252484
    (State or other jurisdiction    (Commission file number)  (I.R.S. employer
          of incorporation)                                  identification no.)

         501 W. NORTH AVENUE                                        60160
        MELROSE PARK, ILLINOIS                                    (Zip Code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (708) 865-1053

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         (a) On June 4, 2002, Midwest Banc Holdings, Inc. (the "Company") issued a press release announcing a three for two stock dividend payable July 9, 2002 to stockholders of record on July 1, 2002, subject to stockholder approval of an increase of the Company's authorized shares of common stock. Attached as Exhibit
99.1 is a copy of the press release, which is incorporated herein by reference.

ITEM 7(c).  EXHIBITS.

         Exhibit 99.1      Press Release dated June 4, 2002.



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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MIDWEST BANC HOLDINGS, INC.



Date:  June 4, 2002                    By: /s/ Brad A. Luecke
                                           -------------------------------------
                                           Brad A. Luecke
                                           President and Chief Executive Officer


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                                INDEX TO EXHIBITS

Exhibit
-------
 99.1        Press Release dated June 4, 2002


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